Servicer's Certificate
                            (Pursuant to Section 3.9
                          of the Pooling and Servicing
                         Agreement, dated March 1, 1996)



                           Banc One Auto Trust 1996-A



              Interest Period March 17, 1997 through April 14, 1997

             Collection Period March 1, 1997 through March 31, 1997


The undersigned officer of Bank One, Texas N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached information is true and correct.



Signed by:  /s/ Jeff Stewart                Attested:   /s/ Chris Klimko
            ---------------------                       --------------------
            Jeff Stewart                                Chris Klimko
            Vice President                              Secretary
            Bank One, Texas, N.A.                       Bank One, Texas, N.A.

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                        COLLECTION PERIOD MARCH 1, 1997
                                 MARCH 31, 1997
                        DISTRIBUTION DATE APRIL 15, 1997




A. ORIGINAL DEAL PARAMETER INPUTS
(A) Total Receivable Balance                                                                     $537,526,728.62
(B) Total Certificate Balance                                                                    $537,526,728.62
(C) Class A Certificates
    (i)   Class A Percentage                                                                               95.50%
    (ii)  Original Class A Principal Balance                                                     $513,340,000.00
    (iii) Class A Pass-Through Rate                                                                         6.10%
(D) Class B Certificates
    (i)   Class B Percentage                                                                                4.50%
    (ii)  Original Class B Principal Balance                                                      $24,186,728.62
    (iii) Class B Pass-Through Rate                                                                         6.25%
(E) Servicing Fee Rate (per annum)                                                                          1.00%
(F) Weighted Average Coupon (WAC)                                                                         11.649%
(G) Weighted Average Original Maturity (WAOM)                                                              59.75   months
(H) Weighted Average Remaining Maturity (WAM)                                                              50.62   months
(I) Number of Receivables                                                                                 41,508
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)                          1.75%
    (ii)  Reserve Fund Initial Deposit                                                             $9,406,717.75
    (iii) Specified Reserve Balance:
          (a) On any Distribution Date: The greater of J(iii)(b or c) if 1.75% charge-off and delinquency triggers not hit - otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                                        1.50%
          (c) Percent of Remaining Certificate Balance                                                      4.00%
          (d) Trigger Percent of Remaining Certificate Balance                                              9.00%

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                        COLLECTION PERIOD MARCH 1, 1997
                                 MARCH 31, 1997
                        DISTRIBUTION DATE APRIL 15, 1997



B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
(A) Total Receivable Balance                                                                    $318,197,152.09
(B) Total Certificate Balance                                                                   $318,197,152.09
(C) Total Certificate Pool Factor                                                                     0.5919653
(D) Class A Certificates
    (i)   Class A Certificate Balance                                                           $303,879,448.90
    (ii)  Class A Certificate Pool Factor                                                             0.5919653
(E) Class B Certificates
    (i)   Class B Certificate Balance                                                            $14,317,703.19
    (ii)  Class B Certificate Pool Factor                                                             0.5919653
(F) Reserve Fund Balance                                                                          16,701,824.49
(G) Cumulative Net Losses for All Prior Periods                                                   12,039,538.36
(H) Charge-off Rate for Second Preceding Period                                                            4.57%
(I) Charge-off Rate for Preceding Period                                                                   2.77%
(J) Delinquency Percentage for Second Preceding Period                                                     1.16%
(K) Delinquency Percentage for Preceding Period                                                            1.21%
(L) Weighted Average Coupon (WAC)                                                                        11.540%
(M) Weighted Average Remaining Maturity (WAM)                                                             40.87   months
(N) Number of Receivables                                                                                30,851

C. INPUTS FROM THE MAINFRAME

(A) Simple Interest Receivables Principal
    (i)    Principal Collections                                                                  15,706,897.31
    (ii)   Prepayments in Full                                                                             0.00
    (iii)  Repurchased Loan Proceeds Related to Principal                                                  0.00
    (iv)   Other Refunds Related to Principal                                                              0.00
(B) Simple Interest Receivables Interest
    (i)    Interest Collections                                                                    2,945,199.06
    (ii)   Repurchased Loan Proceeds Related to Interest                                                   0.00
(C) Weighted Average Coupon (WAC)                                                                         11.54%
(D) Weighted Average Remaining Maturity (WAM)                                                             40.05   months
(E) Remaining Number of Receivables                                                                      29,608

(F) Delinquent Receivables                                          Dollar Amount                      #  Units
    (i)   30-59 Days Delinquent                                     8,334,605             2.76%          781
    (ii)  60-89 Days Delinquent                                     1,898,067             0.63%          158
    (iii) 90 Days or More Delinquent                                1,374,340             0.45%          122


D. INPUTS DERIVED FROM OTHER SOURCES

(A) Reserve Fund Investment Income                                                                    69,129.67
(B) Collection Account Investment Income                                                              23,202.19
(C) Realized Losses for Collection Period:
     (i)  Charge-offs for current Collection Period - Principal                                    1,063,158.54
     (ii) Realized Losses for Collection Period (C)(i)-(D)(i)                                      1,059,609.26
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                                    3,549.28
    (ii)  Liquidation Proceeds Related to Interest                                                         0.00
    (iii) Recoveries from Prior Month Charge Offs                                                    311,679.38

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                        COLLECTION PERIOD MARCH 1, 1997
                                 MARCH 31, 1997
                        DISTRIBUTION DATE APRIL 15, 1997




E. COLLECTIONS
Interest Collections:
(A) Interest Payments Received                                                                     2,945,199.06
(B) Liquidation Proceeds Related to Interest                                                               0.00
(C) Repurchased Loan Proceeds                                                                              0.00
(D) Recoveries from Prior Month Charge Offs                                                          311,679.38
                                                                                                 ------------
(E) Interest Collections                                                                           3,256,878.44

Principal Collections:
(F) Principal Payments Received                                                                  $15,706,897.31
(G) Liquidation Proceeds Related to Principal                                                          3,549.28
(H) Other Refunds Related to Principal                                                                     0.00
                                                                                                 ------------
(I) Principal Collections                                                                         15,710,446.59

(J) Total Collections                                                                            $18,967,325.03


F. DISTRIBUTABLE AMOUNTS
(A) Servicing Fee :
    (i)   Servicing Fee                                                                             $265,164.29
    (ii)  Prior Collection Period unpaid Servicing Fees                                                    0.00
                                                                                                 ------------
    (iii) Total Servicing Fee                                                                       $265,164.29

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                                                $1,544,720.53
    (ii)  Class A prior period Interest Carryover Shortfall                                                0.00
                                                                                                 ------------
    (iii) Class A Interest Distribution                                                           $1,544,720.53
(C) Class B Certificates
    (i)   Class B Monthly Interest                                                                   $74,571.37
    (ii)  Class B prior period Interest Carryover Shortfall                                                0.00
                                                                                                 ------------
    (iii) Class B Interest Distribution                                                              $74,571.37
(D) Total Certificate Interest Distribution                                                       $1,619,291.90
(E) Total Certificate Interest Distribution plus Total Servicing Fee                              $1,884,456.20


F. DISTRIBUTABLE AMOUNTS
Principal:
(F) Principal Collections                                                                        $15,710,446.59
(G) Realized Losses                                                                                1,059,609.26
                                                                                                   ------------
(H) Total Monthly Principal                                                                      $16,770,055.85
(I) Class A Certificates
    (i)   Class A Monthly Principal                                                               16,015,464.93
    (ii)  Class A prior period Principal Carryover Shortfall                                               0.00
                                                                                                   ------------
    (iii) Class A Principal Distribution                                                          16,015,464.93
(J) Class B Certificates
    (i)   Class B Monthly Principal                                                                  754,590.92
    (ii)  Class B prior period Principal Carryover Shortfall                                               0.00
                                                                                                   ------------
    (iii) Class B Principal Distribution                                                             754,590.92
(K) Total Principal Distribution                                                                  16,770,055.85
(L) Total Interest and Principal Distribution Amounts                                             18,654,512.05
       plus Servicing Fee




                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                        COLLECTION PERIOD MARCH 1, 1997
                                 MARCH 31, 1997
                        DISTRIBUTION DATE APRIL 15, 1997



G. DISTRIBUTIONS

(A) Total Interest Collections available to be distributed                                         3,256,878.44
(B)  Class B Percentage of Principal Collections                                                     706,912.40
(C) Servicing Fee :
    (i)   Total Servicing Fee                                                                        265,164.29
    (ii)  Servicing Fee paid                                                                         265,164.29
                                                                                                   ------------
    (iii) Unpaid Servicing Fee                                                                             0.00
(D) Total Interest Collections available to be distributed after Servicing Fee paid                2,991,714.15
Interest:
(E) Class A Certificates
    (i)   Class A Interest Distribution                                                            1,544,720.53
    (ii)  Class A Interest Distribution paid from Interest Collections after Servicing Fee         1,544,720.53
    (iii) Total Interest Collections available after Class A Interest Distribution paid            1,446,993.61
    (iv)  Class A Interest Distribution remaining to be paid                                               0.00
    (v)   Class A Interest Distribution paid from Class B Percentage of Principal Collections              0.00
    (vi)  Class A Interest Distribution remaining to be paid                                               0.00
    (vii) Class A Interest Distribution paid from Reserve Fund                                             0.00
    (viii) Class A Interest Carryover Shortfall                                                            0.00
    (ix)  Class A Interest Distribution paid                                                       1,544,720.53

(F) Class B Certificates
    (i)   Class B Interest Distribution                                                               74,571.37
    (ii)  Class B Interest Distribution paid from Interest Collections after Class A
          Interest Distribution                                                                       74,571.37
    (iii) Total Interest Collections available after Class B Interest Distribution paid            1,372,422.24
    (iv)  Class B Interest Distribution remaining to be paid                                               0.00
    (v)   Class B Interest Distribution paid from Reserve Fund                                             0.00
    (vi)  Class B Interest Carryover Shortfall                                                             0.00
    (vii) Class B Interest Distribution paid                                                          74,571.37

(G) Total Interest Paid                                                                            1,619,291.90
(H) Total Interest and Servicing Fee Paid                                                          1,884,456.20
(I) Total Interest Collections available after Servicing Fee and Class A and Class B
    Interest Distribution paid                                                                     1,372,422.24

Total Collections available to be distributed:
(J) Total Principal Collections                                                                   15,710,446.59
(K) Excess Interest                                                                                1,372,422.24
(L) Less: Class B Percentage of Principal Collections used to pay Class A Interest
    Distribution                                                                                           0.00
(M) Total Collections available to be distributed as principal                                    17,082,868.83

Principal:
(N) Class A Certificates
    (i)   Class A Principal Distribution                                                          16,015,464.93
    (ii)  Class A Principal Distribution paid from total Collections available to be
          distributed                                                                             16,015,464.93
    (iii) Total Collections available after Class A Principal Distribution paid                    1,067,403.91
    (iv)  Class A Principal Distribution remaining to be paid                                              0.00
    (v)   Class A Principal Distribution paid from Reserve Fund                                            0.00
    (vi)  Class A Principal Carryover Shortfall                                                            0.00
    (vii) Total Class A Principal Distribution paid                                               16,015,464.93

(O) Class B Certificates
    (i)   Class B Principal Distribution                                                             754,590.92
    (ii)  Class B Principal Distribution paid from total Collections available to be
          distributed                                                                                754,590.92
    (iii) Total Collections available after Class B Principal Distribution paid                      312,812.98
    (iv)  Class B Principal Distribution remaining to be paid                                              0.00
    (v)   Class B Principal Distribution paid from Reserve Fund                                            0.00
    (vi)  Class B Principal Carryover Shortfall                                                            0.00
    (vii) Total Class B Principal Distribution paid                                                  754,590.92

(P)  Total Excess Cash to the Reserve Fund                                                           312,812.98

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                        COLLECTION PERIOD MARCH 1, 1997
                                 MARCH 31, 1997
                        DISTRIBUTION DATE APRIL 15, 1997





H. POOL BALANCE AND PORTFOLIO INFORMATION

                                                                  Beginning                      End
                                                                  of Period                   of Period
                                                               -----------------           -----------------
(A) Balances and Pool Factors
    (i)    Aggregate Balance of Certificates                  $318,197,152.09             $301,427,096.24
    (ii)   Aggregate Certificate Pool Factor                        0.5919653                   0.5607667
    (iii)   Class A Principal Balance                          303,879,448.90              287,863,983.97
    (iv)   Class A Pool Factor                                      0.5919653                   0.5607667
    (v)   Class B Principal Balance                             14,317,703.19               13,563,112.27
    (vi)   Class B Pool Factor                                      0.5919653                   0.5607667

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                                 11.54%                      11.54%
    (ii)  Weighted Average Remaining Maturity (WAM)                     40.87  months               40.05   months
    (iii) Remaining Number of Receivables                              30,851                      29,608
    (iv)  Pool Balance                                        $318,197,152.09             $301,427,096.24


I. RECONCILIATION OF RESERVE ACCOUNT

(A) Beginning Reserve Account Balance                                                       16,701,824.49
(B) Less: Draw to pay Class A Interest Distribution                                                  0.00
(C) Reserve Account Balance after draw                                                      16,701,824.49
(D) Less: Draw to pay Class B Interest Distribution                                                  0.00
(E) Reserve Account Balance after draw                                                      16,701,824.49
(F) Less: Draw to pay Class A Principal Distribution                                                 0.00
(G) Reserve Account Balance after draw                                                      16,701,824.49
(H) Less: Draw to pay Class B Principal Distribution                                                 0.00
(I) Reserve Account Balance after draw                                                      16,701,824.49
(J) Total excess Collections deposited in the Reserve Fund                                     312,812.98
                                                                                           ------------
(K) Reserve Fund Balance                                                                    17,014,637.47
(L) Specified Reserve Account Balance                                                       27,128,438.66
(M) Reserve Account Release to Seller                                                                0.00
                                                                                           ------------
(N) Ending Reserve Account Balance                                                          17,014,637.47
                                                                                           ============

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY

(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                                   $3,549.28
    (ii)  Liquidation Proceeds Related to Interest                                                                         0.00
    (iii) Recoveries on Previously Liquidated Contracts                                                              311,679.38
(B) Realized Losses for Collection Period                                                                          1,059,609.26
(C) Charge-off Rate for Collection Period (annualized)                                                                     2.90%
(D) Cumulative Aggregate Net Losses for all Periods                                                               12,787,468.24
(E) Delinquent Receivables

                                                              Dollar Amount                         # Units
                                                              -------------                         -------
    (i)   30-59 Days Delinquent                                  8,334,605             2.76%          781
    (ii)  60-89 Days Delinquent                                  1,898,067             0.63%          158
    (iii) 90 Days or More Delinquent                             1,374,340             0.45%          122

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                        COLLECTION PERIOD MARCH 1, 1997
                                 MARCH 31, 1997
                        DISTRIBUTION DATE APRIL 15, 1997




K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE

(A) Charge-off Rate
    (i)   Second Preceding Collection Period                                                             4.57%
    (ii)  Preceding Collection Period                                                                    2.77%
    (iii) Current Collection Period                                                                      2.90%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                            3.41%

(B) Delinquency Percentages
    (i)   Second Preceding Collection Period                                                             1.16%
    (ii)  Preceding Collection Period                                                                    1.21%
    (iii) Current Collection Period                                                                      1.08%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                            1.15%

(C) Loss and Delinquency Trigger Indicator                                                    Trigger was hit

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                        COLLECTION PERIOD MARCH 1, 1997
                                 MARCH 31, 1997
                        DISTRIBUTION DATE APRIL 15, 1997


L.  STATEMENT TO CERTIFICATEHOLDERS
                                                                                                               Per $1,000 of
                                                                                                              Original Principal
(A)  Amount of distribution allocable to principal:                                 Dollars ($)                    Balance
                                                                                  -----------------           ------------------
    (i)    Class A Certificates                                                      16,015,464.93               31.1985525
    (ii)   Class B Certificates                                                         754,590.92               31.1985525

                                                                                                               Per $1,000 of
                                                                                                              Original Principal
(B)  Amount of distribution allocable to interest:                                  Dollars ($)                    Balance
                                                                                  -----------------           ------------------
    (i)    Class A Certificates                                                       1,544,720.53                3.0091568
    (ii)   Class B Certificates                                                          74,571.37                3.0831524

(C)  Pool Balance as of the close of business on the last day of the
     Collection Period                                                              $301,427,096.24
                                                                                  -----------------

                                                                                                               Per $1,000 of
                                                                                                              Original Principal
(D)  Amount of the Servicing Fee paid to the Servicer with respect to the           Dollars ($)                    Balance
     related Collection Period                                                    -----------------           ------------------
    (i)   Total Servicing Fee                                                            265,164.29
    (ii)  Class A Percentage of the Servicing Fee                                        253,232.87                0.4933044
    (ii)  Class B Percentage of the Servicing Fee                                         11,931.42                0.4933044

                                                                                                               Per $1,000 of
                                                                                                              Original Principal
                                                                                    Dollars ($)                    Balance
                                                                                  -----------------           ------------------
(E) (i)   Class A Interest Carryover Shortfall                                                 0.00                0.0000000
    (ii)  Class A Principal Carryover Shortfall                                                0.00                0.0000000
    (iii) Class B Interest Carryover Shortfall                                                 0.00                0.0000000
    (iv)  Class B Principal Carryover Shortfall                                                0.00                0.0000000

    Change with respect to immediately preceding Distribution Date:
    (v)   Class A Interest Carryover Shortfall                                                 0.00                0.0000000
    (vi)  Class A Principal Carryover Shortfall                                                0.00                0.0000000
    (vii) Class B Interest Carryover Shortfall                                                 0.00                0.0000000
    (viii) Class B Principal Carryover Shortfall                                               0.00                0.0000000

(F)  Pool factors for each class of certificates, after giving effect to all
     payments allocated to principal                                                                              Pool Factor
                                                                                                                --------------
    (i)   Class A Pool Factor                                                                                     0.5607667
    (ii)  Class B Pool Factor                                                                                     0.5607667

(G)  Amount of the aggregate Realized Losses, if any, for such Collection
     Period ($)                                                                       $1,059,609.26
                                                                                  -----------------

(H)  Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business on the last day of the
     preceding Collection Period                                                      $3,272,407.14

(I)  Amount on deposit in the Reserve Fund on such Distribution Date, after
     giving effect to distributions made on such Distribution Date                   $17,014,637.47
                                                                                  -----------------

(J)  Aggregate outstanding principal balances for each class of certificates,
     after giving effect to all payments allocated to principal                                               Principal Balance
                                                                                                              -----------------
    (i)    Class A Principal Balance                                                                            287,863,983.97
    (ii)   Class B Principal Balance                                                                             13,563,112.27

(K)  Amount otherwise distributable to the Class B Certificateholders that is being distributed to the Class A Certificateholders on such
     Distribution Date                                                                        $0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller or purchased by the Servicer with respect to the Related Collection
     Period ($)                                                                               $0.00
                                                                                  -----------------

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                        COLLECTION PERIOD MARCH 1, 1997
                                 MARCH 31, 1997
                        DISTRIBUTION DATE APRIL 15, 1997



M. INSTRUCTIONS TO THE TRUSTEE

On the Distribution Date, make the following deposits and distributions:

(A)  Withdraw from the Collection Account and distribute to the Servicer:
     (i)   Servicing Fee                                                           $265,164.29
     (ii)  Servicing Fees retained by the Seller                                    265,164.29
                                                                                --------------
     (iii) Servicing Fees to be distributed to the Seller on the
           Distribution Date (i-ii)                                                                        $0.00
                                                                                                       ---------

(B)  Withdraw from the Collection Account and deposit in the Class A
     Distribution Account:
      (i)   for the Class A Interest Distribution                                $1,544,720.53
      (ii)  for the Class A Principal Distribution                               16,015,464.93
                                                                                --------------
      (iii) Total (i+ii)                                                                          $17,560,185.46
                                                                                                  --------------

(C)  Withdraw from the Collection Account and deposit in the Class B
     Distribution Account:
      (i)   for the Class B Interest Distribution                                   $74,571.37
      (ii)  for the Class B Principal Distribution                                  754,590.92
                                                                                --------------
      (iii) Total (i+ii)                                                                             $829,162.29
                                                                                                  --------------

(D)  Withdraw excess Collections from the Collection Account and deposit
     in the Reserve Fund                                                                            $312,812.98
                                                                                                  -------------

(E)  Withdraw from the Reserve Fund and deposit in the Class A Distribution
     Account:
     (i)   Amount equal to the excess of the Class A Interest Distribution over the sum of Interest Collections and the Class B Percentage
           of Principal Collections                                                                       $0.00
     (ii)  Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution
           and the Class B Interest Distribution                                                           0.00
                                                                                                  -------------
     (iii) Total                                                                                                           $0.00
                                                                                                                     -----------

(F)  Withdraw from the Reserve Fund and deposit in the Class B Distribution
     Account:
     (i)   Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections remaining after the distribution
           of the Class A Interest Distribution                                                            $0.00
     (ii)  Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution, the Class B Interest Distribution, and the Class A Principal
           Distribution                                                                                    0.00
                                                                                                 --------------
     (iii)  Total                                                                                                          $0.00
                                                                                                                     -----------